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                                                     EXHIBIT 23.1







INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of ENSERCH Corporation on Form S-3 of our report dated February 10, 1995, appearing in the Annual Report on Form 10-K of ENSERCH Corporation for the year ended December 31, 1994, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.




August 4, 1995
Dallas, Texas